UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 28, 2014

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2014, Exide Technologies, a debtor and a debtor-in-possession (the "Company" or the "Debtor") in a pending case in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, obtained an amendment to that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement, dated as of July 12, 2013, by and among the Company, as US Borrower, Exide Global Holding Netherlands C.V., as Foreign Borrower, the lenders from time to time party thereto and JP Morgan Chase Bank, N.A., as Agent (as amended, the "Amended DIP Credit Agreement").

The amendment extends to June 30, 2014 the milestone for the Company to file a plan of reorganization with the Bankruptcy Court. The amendment increases the quarterly and rolling four quarter capital expenditure limits from $25 million and $90 million to $36 million and $120 million, respectively. The amendment also excludes from the definition of "Capital Expenditure" expenditures made in connection with the replacement, substitution, restoration or repair of assets funded through the receipt of insurance proceeds or other compensation awards paid on account of a casualty loss. Finally, the amendment increases the European factoring basket to Euro 100 million from Euro 75 million and expands the subsidiaries whose receivables can be factored to include subsidiaries domiciled in Belgium, Denmark, Finland, Luxemburg, the Netherlands, Norway and Sweden.

The foregoing description of the amendment to the Amended DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 3, dated as of May 28, 2014, to the Amended and Restated Superiority Debtor-in-Possession Credit Agreement, dated as of July 12, 2013, by and among Exide Technologies, a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as US Borrower, Exide Global Holding Netherlands C.V., as Foreign Borrower, the lenders from time to time party thereto and JP Morgan Chase Bank, N.A., as Agent.

99.1 Press Release dated May 28, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

May 28, 2014	By:	Phillip A. Damaska

Name: Phillip A. Damaska
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3, dated as of May 28, 2014, to the Amended and Restated Superiority Debtor-in-Possession Credit Agreement, dated as of July 12, 2013, by and among Exide Technologies, a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as US Borrower, Exide Global Holding Netherlands C.V., as Foreign Borrower, the lenders from time to time party thereto and JP Morgan Chase Bank, N.A., as Agent.
99.1	Press Release dated May 28, 2014.